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Exhibit 99(d)(2)

VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of March 15, 2002, by and between Herbert S. Amster, an individual ("Security Holder"), and MSC.SOFTWARE CORPORATION, a Delaware corporation ("Parent").

RECITALS

        A.    Security Holder is the legal or beneficial owner of shares of Common Stock ("Company Common Stock"), no par value, of Mechanical Dynamics, Inc., a Michigan corporation (the "Company"), and/or the holder of options, warrants or other rights to acquire shares of Company Common Stock.

        B.    Parent, the Company, and a wholly owned subsidiary of Parent ("Sub") are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which it is proposed that Sub will merge with and into the Company (the "Merger"), and as a result of which the outstanding shares of Company Common Stock shall be converted into the right to receive a cash payment.

        C.    Security Holder believes that the Merger Agreement and the transactions contemplated thereby are in Security Holder's best interest and in the best interests of the Company and all other shareholders of the Company, and it is a condition to Parent's obligations under the Merger Agreement that Security Holder enter into this Agreement.

        D.    It is understood and acknowledged by Security Holder that Parent is executing the Merger Agreement in reliance, in part, upon the contemporaneous execution and delivery of this Agreement, that Parent will incur substantial expenses proceeding toward consummation of the Merger as contemplated by the Merger Agreement, and that such expenses will be undertaken, in part, in reliance upon and as a result of the agreements and undertakings of Security Holder set forth herein.

        NOW, THEREFORE, in consideration of the foregoing, and in order to induce Parent to execute the Merger Agreement and to proceed as contemplated by the Merger Agreement toward the consummation of the Merger, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Vote in Favor of Merger.    During the period commencing on the date hereof and terminating upon the earlier of (i) the Effective Time of the Merger (as defined in the Merger Agreement), and (ii) the termination of the Merger Agreement in accordance with its terms, Security Holder agrees to vote (or cause to be voted) all outstanding shares of Company Common Stock presently beneficially owned by Security Holder, and all outstanding shares of Company Common Stock with respect to which Security Holder in the future acquires beneficial ownership (collectively, the "Shares"), at any meeting of the shareholders of the Company, and in any action by written consent of the shareholders of the Company, in favor of the approval, consent and ratification of the Merger Agreement and the Merger and against any proposal or action (a) relating to a Business Combination (as defined in the Merger Agreement) with a third party other than Parent or Sub, or (b) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

        2.    No Inconsistent Arrangements.    Security Holder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (i) transfer (which term shall include, without limitation, any sale, gift (other than a gift to a donee who agrees in writing with Parent to be bound by the terms of this Agreement), pledge (other than a pledge which does not impair Security Holder's ability to perform under this Agreement) or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Shares, (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

        3.    Grant of Irrevocable Proxy.

          (a)  Security Holder hereby irrevocably grants to, and appoints, Parent the Security Holder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Security Holder, to vote the Shares, or grant a consent or approval in respect of the Shares, in favor of the Merger Agreement and the Merger and against any proposal or action (i) relating to a Business Combination with a third party other than Parent or Sub, or (ii) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

          (b)  Security Holder represents and warrants that any proxies heretofore given in respect of the Shares are not irrevocable, and that any such proxies have been revoked.

        4.    Agreement to Tender.    Security Holder hereby covenants and agrees that Security Holder shall tender the Shares pursuant to the Offer (as defined in the Merger Agreement).

        5.    Representations and Warranties of Security Holder.    Security Holder represents and warrants to Parent that Security Holder has the legal capacity to enter into and perform all of Security Holder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Security Holder will not violate any other agreement to which Security Holder is a party, including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly executed and delivered by Security Holder and, assuming due execution and delivery by Parent, constitutes a legal, valid and binding agreement of Security Holder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law), in each case now or hereafter in effect.

        6.    Assignment; Successors and Assigns.    Except as provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Parent may assign all or any of its rights hereunder to any wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement shall be binding upon any purchasers, donees, pledges, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. This Agreement shall be binding upon any purchasers, donees, pledgees, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. During the period commencing on the date hereof and terminating upon the earlier of the Effective Time of the Merger and the termination of the Merger Agreement in accordance with its terms, Security Holder agrees not to make any sales, gifts, transfers, pledges, or other dispositions of Company Common Stock without first making any such transferee or pledgee fully aware of Security Holder's obligations under this Agreement and obtaining such transferee's or pledgee's written agreement to comply with all terms hereof.

        7.    Injunctive Relief.    Security Holder agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may be without an adequate remedy at law. Security Holder therefore agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may elect to institute and prosecute proceedings in any court of competent jurisdiction to

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enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, Parent will not be precluded from seeking or obtaining any other relief to which it may be entitled.

        8.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

        9.    Further Assurances.    Security Holder shall execute and deliver such additional documents and take such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

        10.    Third-Party Beneficiaries.    Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or by reason of this Agreement or any provision contained herein.

        11.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        12.    Effectiveness.    If this Agreement is executed by Security Holder prior to the approval of the Merger Agreement by the Company's Board of Directors, then this Agreement shall be subject to, and shall become effective only upon, the approval of the Merger Agreement by the Company's Board of Directors and the execution and delivery of the Merger Agreement by the Company, Parent and Sub. This Agreement shall terminate upon termination of the Merger Agreement in accordance with its terms.

        [Remainder of page intentionally left blank]

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        IN WITNESS WHEREOF, Parent has caused this Voting Agreement to be executed by its duly authorized officer, and Security Holder has executed this Agreement, as of the date and year first above written.

MSC.SOFTWARE CORPORATION, a Delaware corporation
By:	/s/ FRANK PERNA, JR.
Name:	Frank Perna, Jr.
Title:	Chairman & CEO

/s/ HERBERT S. AMSTER Herbert S. Amster

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VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of March 15, 2002, by and between Mitchell I. Quain, an individual ("Security Holder"), and MSC.SOFTWARE CORPORATION, a Delaware corporation ("Parent").

RECITALS

        A.    Security Holder is the legal or beneficial owner of shares of Common Stock ("Company Common Stock"), no par value, of Mechanical Dynamics, Inc., a Michigan corporation (the "Company"), and/or the holder of options, warrants or other rights to acquire shares of Company Common Stock.

        B.    Parent, the Company, and a wholly owned subsidiary of Parent ("Sub") are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which it is proposed that Sub will merge with and into the Company (the "Merger"), and as a result of which the outstanding shares of Company Common Stock shall be converted into the right to receive a cash payment.

        C.    Security Holder believes that the Merger Agreement and the transactions contemplated thereby are in Security Holder's best interest and in the best interests of the Company and all other shareholders of the Company, and it is a condition to Parent's obligations under the Merger Agreement that Security Holder enter into this Agreement.

        D.    It is understood and acknowledged by Security Holder that Parent is executing the Merger Agreement in reliance, in part, upon the contemporaneous execution and delivery of this Agreement, that Parent will incur substantial expenses proceeding toward consummation of the Merger as contemplated by the Merger Agreement, and that such expenses will be undertaken, in part, in reliance upon and as a result of the agreements and undertakings of Security Holder set forth herein.

        NOW, THEREFORE, in consideration of the foregoing, and in order to induce Parent to execute the Merger Agreement and to proceed as contemplated by the Merger Agreement toward the consummation of the Merger, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Vote in Favor of Merger.    During the period commencing on the date hereof and terminating upon the earlier of (i) the Effective Time of the Merger (as defined in the Merger Agreement), and (ii) the termination of the Merger Agreement in accordance with its terms, Security Holder agrees to vote (or cause to be voted) all outstanding shares of Company Common Stock presently beneficially owned by Security Holder, and all outstanding shares of Company Common Stock with respect to which Security Holder in the future acquires beneficial ownership (collectively, the "Shares"), at any meeting of the shareholders of the Company, and in any action by written consent of the shareholders of the Company, in favor of the approval, consent and ratification of the Merger Agreement and the Merger and against any proposal or action (a) relating to a Business Combination (as defined in the Merger Agreement) with a third party other than Parent or Sub, or (b) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

        2.    No Inconsistent Arrangements.    Security Holder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (i) transfer (which term shall include, without limitation, any sale, gift (other than a gift to a donee who agrees in writing with Parent to be bound by the terms of this Agreement), pledge (other than a pledge which does not impair Security Holder's ability to perform under this Agreement) or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Shares, (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

        3.    Grant of Irrevocable Proxy.

          (a)  Security Holder hereby irrevocably grants to, and appoints, Parent the Security Holder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Security Holder, to vote the Shares, or grant a consent or approval in respect of the Shares, in favor of the Merger Agreement and the Merger and against any proposal or action (i) relating to a Business Combination with a third party other than Parent or Sub, or (ii) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

          (b)  Security Holder represents and warrants that any proxies heretofore given in respect of the Shares are not irrevocable, and that any such proxies have been revoked.

        4.    Agreement to Tender.    Security Holder hereby covenants and agrees that Security Holder shall tender the Shares pursuant to the Offer (as defined in the Merger Agreement).

        5.    Representations and Warranties of Security Holder.    Security Holder represents and warrants to Parent that Security Holder has the legal capacity to enter into and perform all of Security Holder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Security Holder will not violate any other agreement to which Security Holder is a party, including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly executed and delivered by Security Holder and, assuming due execution and delivery by Parent, constitutes a legal, valid and binding agreement of Security Holder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law), in each case now or hereafter in effect.

        6.    Assignment; Successors and Assigns.    Except as provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Parent may assign all or any of its rights hereunder to any wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement shall be binding upon any purchasers, donees, pledges, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. This Agreement shall be binding upon any purchasers, donees, pledgees, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. During the period commencing on the date hereof and terminating upon the earlier of the Effective Time of the Merger and the termination of the Merger Agreement in accordance with its terms, Security Holder agrees not to make any sales, gifts, transfers, pledges, or other dispositions of Company Common Stock without first making any such transferee or pledgee fully aware of Security Holder's obligations under this Agreement and obtaining such transferee's or pledgee's written agreement to comply with all terms hereof.

        7.    Injunctive Relief.    Security Holder agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may be without an adequate remedy at law. Security Holder therefore agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, Parent will not be precluded from seeking or obtaining any other relief to which it may be entitled.

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        8.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

        9.    Further Assurances.    Security Holder shall execute and deliver such additional documents and take such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

        10.    Third-Party Beneficiaries.    Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or by reason of this Agreement or any provision contained herein.

        11.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        12.    Effectiveness.    If this Agreement is executed by Security Holder prior to the approval of the Merger Agreement by the Company's Board of Directors, then this Agreement shall be subject to, and shall become effective only upon, the approval of the Merger Agreement by the Company's Board of Directors and the execution and delivery of the Merger Agreement by the Company, Parent and Sub. This Agreement shall terminate upon termination of the Merger Agreement in accordance with its terms.

        [Remainder of page intentionally left blank]

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        IN WITNESS WHEREOF, Parent has caused this Voting Agreement to be executed by its duly authorized officer, and Security Holder has executed this Agreement, as of the date and year first above written.

MSC.SOFTWARE CORPORATION, a Delaware corporation
By:	/s/ FRANK PERNA, JR.
Name:	Frank Perna, Jr.
Title:	Chairman & CEO

/s/ MITCHELL I. QUAIN Mitchell I. Quain

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VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of March 15, 2002, by and between Joseph F. Gloudeman, an individual ("Security Holder"), and MSC.SOFTWARE CORPORATION, a Delaware corporation ("Parent").

RECITALS

        A.    Security Holder is the legal or beneficial owner of shares of Common Stock ("Company Common Stock"), no par value, of Mechanical Dynamics, Inc., a Michigan corporation (the "Company"), and/or the holder of options, warrants or other rights to acquire shares of Company Common Stock.

        B.    Parent, the Company, and a wholly owned subsidiary of Parent ("Sub") are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which it is proposed that Sub will merge with and into the Company (the "Merger"), and as a result of which the outstanding shares of Company Common Stock shall be converted into the right to receive a cash payment.

        C.    Security Holder believes that the Merger Agreement and the transactions contemplated thereby are in Security Holder's best interest and in the best interests of the Company and all other shareholders of the Company, and it is a condition to Parent's obligations under the Merger Agreement that Security Holder enter into this Agreement.

        D.    It is understood and acknowledged by Security Holder that Parent is executing the Merger Agreement in reliance, in part, upon the contemporaneous execution and delivery of this Agreement, that Parent will incur substantial expenses proceeding toward consummation of the Merger as contemplated by the Merger Agreement, and that such expenses will be undertaken, in part, in reliance upon and as a result of the agreements and undertakings of Security Holder set forth herein.

        NOW, THEREFORE, in consideration of the foregoing, and in order to induce Parent to execute the Merger Agreement and to proceed as contemplated by the Merger Agreement toward the consummation of the Merger, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Vote in Favor of Merger.    During the period commencing on the date hereof and terminating upon the earlier of (i) the Effective Time of the Merger (as defined in the Merger Agreement), and (ii) the termination of the Merger Agreement in accordance with its terms, Security Holder agrees to vote (or cause to be voted) all outstanding shares of Company Common Stock presently beneficially owned by Security Holder, and all outstanding shares of Company Common Stock with respect to which Security Holder in the future acquires beneficial ownership (collectively, the "Shares"), at any meeting of the shareholders of the Company, and in any action by written consent of the shareholders of the Company, in favor of the approval, consent and ratification of the Merger Agreement and the Merger and against any proposal or action (a) relating to a Business Combination (as defined in the Merger Agreement) with a third party other than Parent or Sub, or (b) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

        2.    No Inconsistent Arrangements.    Security Holder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (i) transfer (which term shall include, without limitation, any sale, gift (other than a gift to a donee who agrees in writing with Parent to be bound by the terms of this Agreement), pledge (other than a pledge which does not impair Security Holder's ability to perform under this Agreement) or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Shares, (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

        3.    Grant of Irrevocable Proxy.

          (a)  Security Holder hereby irrevocably grants to, and appoints, Parent the Security Holder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Security Holder, to vote the Shares, or grant a consent or approval in respect of the Shares, in favor of the Merger Agreement and the Merger and against any proposal or action (i) relating to a Business Combination with a third party other than Parent or Sub, or (ii) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

          (b)  Security Holder represents and warrants that any proxies heretofore given in respect of the Shares are not irrevocable, and that any such proxies have been revoked.

        4.    Agreement to Tender.    Security Holder hereby covenants and agrees that Security Holder shall tender the Shares pursuant to the Offer (as defined in the Merger Agreement).

        5.    Representations and Warranties of Security Holder.    Security Holder represents and warrants to Parent that Security Holder has the legal capacity to enter into and perform all of Security Holder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Security Holder will not violate any other agreement to which Security Holder is a party, including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly executed and delivered by Security Holder and, assuming due execution and delivery by Parent, constitutes a legal, valid and binding agreement of Security Holder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law), in each case now or hereafter in effect.

        6.    Assignment; Successors and Assigns.    Except as provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Parent may assign all or any of its rights hereunder to any wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement shall be binding upon any purchasers, donees, pledges, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. This Agreement shall be binding upon any purchasers, donees, pledgees, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. During the period commencing on the date hereof and terminating upon the earlier of the Effective Time of the Merger and the termination of the Merger Agreement in accordance with its terms, Security Holder agrees not to make any sales, gifts, transfers, pledges, or other dispositions of Company Common Stock without first making any such transferee or pledgee fully aware of Security Holder's obligations under this Agreement and obtaining such transferee's or pledgee's written agreement to comply with all terms hereof.

        7.    Injunctive Relief.    Security Holder agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may be without an adequate remedy at law. Security Holder therefore agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, Parent will not be precluded from seeking or obtaining any other relief to which it may be entitled.

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        8.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

        9.    Further Assurances.    Security Holder shall execute and deliver such additional documents and take such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

        10.    Third-Party Beneficiaries.    Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or by reason of this Agreement or any provision contained herein.

        11.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        12.    Effectiveness.    If this Agreement is executed by Security Holder prior to the approval of the Merger Agreement by the Company's Board of Directors, then this Agreement shall be subject to, and shall become effective only upon, the approval of the Merger Agreement by the Company's Board of Directors and the execution and delivery of the Merger Agreement by the Company, Parent and Sub. This Agreement shall terminate upon termination of the Merger Agreement in accordance with its terms.

        [Remainder of page intentionally left blank]

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        IN WITNESS WHEREOF, Parent has caused this Voting Agreement to be executed by its duly authorized officer, and Security Holder has executed this Agreement, as of the date and year first above written.

MSC.SOFTWARE CORPORATION, a Delaware corporation
By:	/s/ FRANK PERNA, JR.
Name:	Frank Perna, Jr.
Title:	Chairman & CEO

/s/ JOSEPH F. GLOUDEMAN Joseph F. Gloudeman

4

VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of March 15, 2002, by and between Michael E. Korybalski, an individual ("Security Holder"), and MSC.SOFTWARE CORPORATION, a Delaware corporation ("Parent").

RECITALS

        A.    Security Holder is the legal or beneficial owner of shares of Common Stock ("Company Common Stock"), no par value, of Mechanical Dynamics, Inc., a Michigan corporation (the "Company"), and/or the holder of options, warrants or other rights to acquire shares of Company Common Stock.

        B.    Parent, the Company, and a wholly owned subsidiary of Parent ("Sub") are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which it is proposed that Sub will merge with and into the Company (the "Merger"), and as a result of which the outstanding shares of Company Common Stock shall be converted into the right to receive a cash payment.

        C.    Security Holder believes that the Merger Agreement and the transactions contemplated thereby are in Security Holder's best interest and in the best interests of the Company and all other shareholders of the Company, and it is a condition to Parent's obligations under the Merger Agreement that Security Holder enter into this Agreement.

        D.    It is understood and acknowledged by Security Holder that Parent is executing the Merger Agreement in reliance, in part, upon the contemporaneous execution and delivery of this Agreement, that Parent will incur substantial expenses proceeding toward consummation of the Merger as contemplated by the Merger Agreement, and that such expenses will be undertaken, in part, in reliance upon and as a result of the agreements and undertakings of Security Holder set forth herein.

        NOW, THEREFORE, in consideration of the foregoing, and in order to induce Parent to execute the Merger Agreement and to proceed as contemplated by the Merger Agreement toward the consummation of the Merger, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Vote in Favor of Merger.    During the period commencing on the date hereof and terminating upon the earlier of (i) the Effective Time of the Merger (as defined in the Merger Agreement), and (ii) the termination of the Merger Agreement in accordance with its terms, Security Holder agrees to vote (or cause to be voted) all outstanding shares of Company Common Stock presently beneficially owned by Security Holder, and all outstanding shares of Company Common Stock with respect to which Security Holder in the future acquires beneficial ownership (collectively, the "Shares"), at any meeting of the shareholders of the Company, and in any action by written consent of the shareholders of the Company, in favor of the approval, consent and ratification of the Merger Agreement and the Merger and against any proposal or action (a) relating to a Business Combination (as defined in the Merger Agreement) with a third party other than Parent or Sub, or (b) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

        2.    No Inconsistent Arrangements.    Security Holder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (i) transfer (which term shall include, without limitation, any sale, gift (other than a gift to a donee who agrees in writing with Parent to be bound by the terms of this Agreement), pledge (other than a pledge which does not impair Security Holder's ability to perform under this Agreement) or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Shares, (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

        3.    Grant of Irrevocable Proxy.

          (a)  Security Holder hereby irrevocably grants to, and appoints, Parent the Security Holder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Security Holder, to vote the Shares, or grant a consent or approval in respect of the Shares, in favor of the Merger Agreement and the Merger and against any proposal or action (i) relating to a Business Combination with a third party other than Parent or Sub, or (ii) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

          (b)  Security Holder represents and warrants that any proxies heretofore given in respect of the Shares are not irrevocable, and that any such proxies have been revoked.

        4.    Agreement to Tender.    Security Holder hereby covenants and agrees Security Holder shall tender the Shares pursuant to the Offer (as defined in the Merger Agreement).

        5.    Representations and Warranties of Security Holder.    Security Holder represents and warrants to Parent that Security Holder has the legal capacity to enter into and perform all of Security Holder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Security Holder will not violate any other agreement to which Security Holder is a party, including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly executed and delivered by Security Holder and, assuming due execution and delivery by Parent, constitutes a legal, valid and binding agreement of Security Holder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law), in each case now or hereafter in effect.

        6.    Assignment; Successors and Assigns.    Except as provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Parent may assign all or any of its rights hereunder to any wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement shall be binding upon any purchasers, donees, pledges, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. This Agreement shall be binding upon any purchasers, donees, pledgees, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. During the period commencing on the date hereof and terminating upon the earlier of the Effective Time of the Merger and the termination of the Merger Agreement in accordance with its terms, Security Holder agrees not to make any sales, gifts, transfers, pledges, or other dispositions of Company Common Stock without first making any such transferee or pledgee fully aware of Security Holder's obligations under this Agreement and obtaining such transferee's or pledgee's written agreement to comply with all terms hereof.

        7.    Injunctive Relief.    Security Holder agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may be without an adequate remedy at law. Security Holder therefore agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, Parent will not be precluded from seeking or obtaining any other relief to which it may be entitled.

2

        8.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

        9.    Further Assurances.    Security Holder shall execute and deliver such additional documents and take such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

        10.    Third-Party Beneficiaries.    Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or by reason of this Agreement or any provision contained herein.

        11.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        12.    Effectiveness.    If this Agreement is executed by Security Holder prior to the approval of the Merger Agreement by the Company's Board of Directors, then this Agreement shall be subject to, and shall become effective only upon, the approval of the Merger Agreement by the Company's Board of Directors and the execution and delivery of the Merger Agreement by the Company, Parent and Sub. This Agreement shall terminate upon termination of the Merger Agreement in accordance with its terms.

        [Remainder of page intentionally left blank]

3

        IN WITNESS WHEREOF, Parent has caused this Voting Agreement to be executed by its duly authorized officer, and Security Holder has executed this Agreement, as of the date and year first above written.

MSC.SOFTWARE CORPORATION, a Delaware corporation
By:	/s/ FRANK PERNA, JR.
Name:	Frank Perna, Jr.
Title:	Chairman & CEO

/s/ MICHAEL E. KORYBALSKI Michael E. Korybalski

4

VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of March 15, 2002, by and between David Peralta, an individual ("Security Holder"), and MSC.SOFTWARE CORPORATION, a Delaware corporation ("Parent").

RECITALS

        A.    Security Holder is the legal or beneficial owner of shares of Common Stock ("Company Common Stock"), no par value, of Mechanical Dynamics, Inc., a Michigan corporation (the "Company"), and/or the holder of options, warrants or other rights to acquire shares of Company Common Stock.

        B.    Parent, the Company, and a wholly owned subsidiary of Parent ("Sub") are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which it is proposed that Sub will merge with and into the Company (the "Merger"), and as a result of which the outstanding shares of Company Common Stock shall be converted into the right to receive a cash payment.

        C.    Security Holder believes that the Merger Agreement and the transactions contemplated thereby are in Security Holder's best interest and in the best interests of the Company and all other shareholders of the Company, and it is a condition to Parent's obligations under the Merger Agreement that Security Holder enter into this Agreement.

        D.    It is understood and acknowledged by Security Holder that Parent is executing the Merger Agreement in reliance, in part, upon the contemporaneous execution and delivery of this Agreement, that Parent will incur substantial expenses proceeding toward consummation of the Merger as contemplated by the Merger Agreement, and that such expenses will be undertaken, in part, in reliance upon and as a result of the agreements and undertakings of Security Holder set forth herein.

        NOW, THEREFORE, in consideration of the foregoing, and in order to induce Parent to execute the Merger Agreement and to proceed as contemplated by the Merger Agreement toward the consummation of the Merger, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Vote in Favor of Merger.    During the period commencing on the date hereof and terminating upon the earlier of (i) the Effective Time of the Merger (as defined in the Merger Agreement), and (ii) the termination of the Merger Agreement in accordance with its terms, Security Holder agrees to vote (or cause to be voted) all outstanding shares of Company Common Stock presently beneficially owned by Security Holder, and all outstanding shares of Company Common Stock with respect to which Security Holder in the future acquires beneficial ownership (collectively, the "Shares"), at any meeting of the shareholders of the Company, and in any action by written consent of the shareholders of the Company, in favor of the approval, consent and ratification of the Merger Agreement and the Merger and against any proposal or action (a) relating to a Business Combination (as defined in the Merger Agreement) with a third party other than Parent or Sub, or (b) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

        2.    No Inconsistent Arrangements.    Security Holder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (i) transfer (which term shall include, without limitation, any sale, gift (other than a gift to a donee who agrees in writing with Parent to be bound by the terms of this Agreement), pledge (other than a pledge which does not impair Security Holder's ability to perform under this Agreement) or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Shares, (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

        3.    Grant of Irrevocable Proxy.

          (a)  Security Holder hereby irrevocably grants to, and appoints, Parent the Security Holder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Security Holder, to vote the Shares, or grant a consent or approval in respect of the Shares, in favor of the Merger Agreement and the Merger and against any proposal or action (i) relating to a Business Combination with a third party other than Parent or Sub, or (ii) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

          (b)  Security Holder represents and warrants that any proxies heretofore given in respect of the Shares are not irrevocable, and that any such proxies have been revoked.

        4.    Agreement to Tender.    Security Holder hereby covenants and agrees that Security Holder shall tender the Shares pursuant to the Offer (as defined in the Merger Agreement).

        5.    Representations and Warranties of Security Holder.    Security Holder represents and warrants to Parent that Security Holder has the legal capacity to enter into and perform all of Security Holder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Security Holder will not violate any other agreement to which Security Holder is a party, including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly executed and delivered by Security Holder and, assuming due execution and delivery by Parent, constitutes a legal, valid and binding agreement of Security Holder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law), in each case now or hereafter in effect.

        6.    Assignment; Successors and Assigns.    Except as provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Parent may assign all or any of its rights hereunder to any wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement shall be binding upon any purchasers, donees, pledges, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. This Agreement shall be binding upon any purchasers, donees, pledgees, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. During the period commencing on the date hereof and terminating upon the earlier of the Effective Time of the Merger and the termination of the Merger Agreement in accordance with its terms, Security Holder agrees not to make any sales, gifts, transfers, pledges, or other dispositions of Company Common Stock without first making any such transferee or pledgee fully aware of Security Holder's obligations under this Agreement and obtaining such transferee's or pledgee's written agreement to comply with all terms hereof.

        7.    Injunctive Relief.    Security Holder agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may be without an adequate remedy at law. Security Holder therefore agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, Parent will not be precluded from seeking or obtaining any other relief to which it may be entitled.

2

        8.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

        9.    Further Assurances.    Security Holder shall execute and deliver such additional documents and take such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

        10.    Third-Party Beneficiaries.    Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or by reason of this Agreement or any provision contained herein.

        11.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        12.    Effectiveness.    If this Agreement is executed by Security Holder prior to the approval of the Merger Agreement by the Company's Board of Directors, then this Agreement shall be subject to, and shall become effective only upon, the approval of the Merger Agreement by the Company's Board of Directors and the execution and delivery of the Merger Agreement by the Company, Parent and Sub. This Agreement shall terminate upon termination of the Merger Agreement in accordance with its terms.

        [Remainder of page intentionally left blank]

3

        IN WITNESS WHEREOF, Parent has caused this Voting Agreement to be executed by its duly authorized officer, and Security Holder has executed this Agreement, as of the date and year first above written.

MSC.SOFTWARE CORPORATION, a Delaware corporation
By:	/s/ FRANK PERNA, JR.
Name:	Frank Perna, Jr.
Title:	Chairman & CEO

/s/ DAVID PERALTA David Peralta

4

VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of March 15, 2002, by and between Douglas M. Peterson, an individual ("Security Holder"), and MSC.SOFTWARE CORPORATION, a Delaware corporation ("Parent").

RECITALS

        A.    Security Holder is the legal or beneficial owner of shares of Common Stock ("Company Common Stock"), no par value, of Mechanical Dynamics, Inc., a Michigan corporation (the "Company"), and/or the holder of options, warrants or other rights to acquire shares of Company Common Stock.

        B.    Parent, the Company, and a wholly owned subsidiary of Parent ("Sub") are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which it is proposed that Sub will merge with and into the Company (the "Merger"), and as a result of which the outstanding shares of Company Common Stock shall be converted into the right to receive a cash payment.

        C.    Security Holder believes that the Merger Agreement and the transactions contemplated thereby are in Security Holder's best interest and in the best interests of the Company and all other shareholders of the Company, and it is a condition to Parent's obligations under the Merger Agreement that Security Holder enter into this Agreement.

        D.    It is understood and acknowledged by Security Holder that Parent is executing the Merger Agreement in reliance, in part, upon the contemporaneous execution and delivery of this Agreement, that Parent will incur substantial expenses proceeding toward consummation of the Merger as contemplated by the Merger Agreement, and that such expenses will be undertaken, in part, in reliance upon and as a result of the agreements and undertakings of Security Holder set forth herein.

        NOW, THEREFORE, in consideration of the foregoing, and in order to induce Parent to execute the Merger Agreement and to proceed as contemplated by the Merger Agreement toward the consummation of the Merger, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Vote in Favor of Merger.    During the period commencing on the date hereof and terminating upon the earlier of (i) the Effective Time of the Merger (as defined in the Merger Agreement), and (ii) the termination of the Merger Agreement in accordance with its terms, Security Holder agrees to vote (or cause to be voted) all outstanding shares of Company Common Stock presently beneficially owned by Security Holder, and all outstanding shares of Company Common Stock with respect to which Security Holder in the future acquires beneficial ownership (collectively, the "Shares"), at any meeting of the shareholders of the Company, and in any action by written consent of the shareholders of the Company, in favor of the approval, consent and ratification of the Merger Agreement and the Merger and against any proposal or action (a) relating to a Business Combination (as defined in the Merger Agreement) with a third party other than Parent or Sub, or (b) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

        2.    No Inconsistent Arrangements.    Security Holder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (i) transfer (which term shall include, without limitation, any sale, gift (other than a gift to a donee who agrees in writing with Parent to be bound by the terms of this Agreement), pledge (other than a pledge which does not impair Security Holder's ability to perform under this Agreement) or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Shares, (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

        3.    Grant of Irrevocable Proxy.

        (a)  Security Holder hereby irrevocably grants to, and appoints, Parent the Security Holder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Security Holder, to vote the Shares, or grant a consent or approval in respect of the Shares, in favor of the Merger Agreement and the Merger and against any proposal or action (i) relating to a Business Combination with a third party other than Parent or Sub, or (ii) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

        (b)  Security Holder represents and warrants that any proxies heretofore given in respect of the Shares are not irrevocable, and that any such proxies have been revoked.

        4.    Agreement to Tender.    Security Holder hereby covenants and agrees that Security Holder shall tender the Shares pursuant to the Offer (as defined in the Merger Agreement).

        5.    Representations and Warranties of Security Holder.    Security Holder represents and warrants to Parent that Security Holder has the legal capacity to enter into and perform all of Security Holder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Security Holder will not violate any other agreement to which Security Holder is a party, including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly executed and delivered by Security Holder and, assuming due execution and delivery by Parent, constitutes a legal, valid and binding agreement of Security Holder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law), in each case now or hereafter in effect.

        6.    Assignment; Successors and Assigns.    Except as provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Parent may assign all or any of its rights hereunder to any wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement shall be binding upon any purchasers, donees, pledges, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. This Agreement shall be binding upon any purchasers, donees, pledgees, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. During the period commencing on the date hereof and terminating upon the earlier of the Effective Time of the Merger and the termination of the Merger Agreement in accordance with its terms, Security Holder agrees not to make any sales, gifts, transfers, pledges, or other dispositions of Company Common Stock without first making any such transferee or pledgee fully aware of Security Holder's obligations under this Agreement and obtaining such transferee's or pledgee's written agreement to comply with all terms hereof.

        7.    Injunctive Relief.    Security Holder agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may be without an adequate remedy at law. Security Holder therefore agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain

2

damages for breach of this Agreement. By seeking or obtaining any such relief, Parent will not be precluded from seeking or obtaining any other relief to which it may be entitled.

        8.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

        9.    Further Assurances.    Security Holder shall execute and deliver such additional documents and take such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

        10.    Third-Party Beneficiaries.    Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or by reason of this Agreement or any provision contained herein.

        11.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        12.    Effectiveness.    If this Agreement is executed by Security Holder prior to the approval of the Merger Agreement by the Company's Board of Directors, then this Agreement shall be subject to, and shall become effective only upon, the approval of the Merger Agreement by the Company's Board of Directors and the execution and delivery of the Merger Agreement by the Company, Parent and Sub. This Agreement shall terminate upon termination of the Merger Agreement in accordance with its terms.

[Remainder of page intentionally left blank]

3

        IN WITNESS WHEREOF, Parent has caused this Voting Agreement to be executed by its duly authorized officer, and Security Holder has executed this Agreement, as of the date and year first above written.

MSC.SOFTWARE CORPORATION, a Delaware corporation
By:	/s/ FRANK PERNA, JR.
Name:	Frank Perna, Jr.
Title:	Chairman & CEO

/s/ DOUGLAS M. PETERSON Douglas M. Peterson

4

VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of March 15, 2002, by and between Robert R. Ryan, an individual ("Security Holder"), and MSC.SOFTWARE CORPORATION, a Delaware corporation ("Parent").

RECITALS

        A.    Security Holder is the legal or beneficial owner of shares of Common Stock ("Company Common Stock"), no par value, of Mechanical Dynamics, Inc., a Michigan corporation (the "Company"), and/or the holder of options, warrants or other rights to acquire shares of Company Common Stock.

        B.    Parent, the Company, and a wholly owned subsidiary of Parent ("Sub") are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which it is proposed that Sub will merge with and into the Company (the "Merger"), and as a result of which the outstanding shares of Company Common Stock shall be converted into the right to receive a cash payment.

        C.    Security Holder believes that the Merger Agreement and the transactions contemplated thereby are in Security Holder's best interest and in the best interests of the Company and all other shareholders of the Company, and it is a condition to Parent's obligations under the Merger Agreement that Security Holder enter into this Agreement.

        D.    It is understood and acknowledged by Security Holder that Parent is executing the Merger Agreement in reliance, in part, upon the contemporaneous execution and delivery of this Agreement, that Parent will incur substantial expenses proceeding toward consummation of the Merger as contemplated by the Merger Agreement, and that such expenses will be undertaken, in part, in reliance upon and as a result of the agreements and undertakings of Security Holder set forth herein.

        NOW, THEREFORE, in consideration of the foregoing, and in order to induce Parent to execute the Merger Agreement and to proceed as contemplated by the Merger Agreement toward the consummation of the Merger, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Vote in Favor of Merger.    During the period commencing on the date hereof and terminating upon the earlier of (i) the Effective Time of the Merger (as defined in the Merger Agreement), and (ii) the termination of the Merger Agreement in accordance with its terms, Security Holder agrees to vote (or cause to be voted) all outstanding shares of Company Common Stock presently beneficially owned by Security Holder, and all outstanding shares of Company Common Stock with respect to which Security Holder in the future acquires beneficial ownership (collectively, the "Shares"), at any meeting of the shareholders of the Company, and in any action by written consent of the shareholders of the Company, in favor of the approval, consent and ratification of the Merger Agreement and the Merger and against any proposal or action (a) relating to a Business Combination (as defined in the Merger Agreement) with a third party other than Parent or Sub, or (b) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

        2.    No Inconsistent Arrangements.    Security Holder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (i) transfer (which term shall include, without limitation, any sale, gift (other than a gift to a donee who agrees in writing with Parent to be bound by the terms of this Agreement), pledge (other than a pledge which does not impair Security Holder's ability to perform under this Agreement) or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Shares, (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

        3.    Grant of Irrevocable Proxy.

        (a)  Security Holder hereby irrevocably grants to, and appoints, Parent the Security Holder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Security Holder, to vote the Shares, or grant a consent or approval in respect of the Shares, in favor of the Merger Agreement and the Merger and against any proposal or action (i) relating to a Business Combination with a third party other than Parent or Sub, or (ii) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

        (b)  Security Holder represents and warrants that any proxies heretofore given in respect of the Shares are not irrevocable, and that any such proxies have been revoked.

        4.    Agreement to Tender.    Security Holder hereby covenants and agrees that Security Holder shall tender the Shares pursuant to the Offer (as defined in the Merger Agreement).

        5.    Representations and Warranties of Security Holder.    Security Holder represents and warrants to Parent that Security Holder has the legal capacity to enter into and perform all of Security Holder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Security Holder will not violate any other agreement to which Security Holder is a party, including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly executed and delivered by Security Holder and, assuming due execution and delivery by Parent, constitutes a legal, valid and binding agreement of Security Holder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law), in each case now or hereafter in effect.

        6.    Assignment; Successors and Assigns.    Except as provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Parent may assign all or any of its rights hereunder to any wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement shall be binding upon any purchasers, donees, pledges, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. This Agreement shall be binding upon any purchasers, donees, pledgees, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. During the period commencing on the date hereof and terminating upon the earlier of the Effective Time of the Merger and the termination of the Merger Agreement in accordance with its terms, Security Holder agrees not to make any sales, gifts, transfers, pledges, or other dispositions of Company Common Stock without first making any such transferee or pledgee fully aware of Security Holder's obligations under this Agreement and obtaining such transferee's or pledgee's written agreement to comply with all terms hereof.

        7.    Injunctive Relief.    Security Holder agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may be without an adequate remedy at law. Security Holder therefore agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, Parent will not be precluded from seeking or obtaining any other relief to which it may be entitled.

        8.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

        9.    Further Assurances.    Security Holder shall execute and deliver such additional documents and take such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

        10.    Third-Party Beneficiaries.    Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or by reason of this Agreement or any provision contained herein.

        11.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        12.    Effectiveness.    If this Agreement is executed by Security Holder prior to the approval of the Merger Agreement by the Company's Board of Directors, then this Agreement shall be subject to, and shall become effective only upon, the approval of the Merger Agreement by the Company's Board of Directors and the execution and delivery of the Merger Agreement by the Company, Parent and Sub. This Agreement shall terminate upon termination of the Merger Agreement in accordance with its terms.

        [Remainder of page intentionally left blank]

3

        IN WITNESS WHEREOF, Parent has caused this Voting Agreement to be executed by its duly authorized officer, and Security Holder has executed this Agreement, as of the date and year first above written.

MSC.SOFTWARE CORPORATION, a Delaware corporation
By:	/s/ FRANK PERNA, JR.
Name:	Frank Perna, Jr.
Title:	Chairman & CEO

/s/ ROBERT R. RYAN Robert R. Ryan

4

VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of March 15, 2002, by and between David E. Cole, an individual ("Security Holder"), and MSC.SOFTWARE CORPORATION, a Delaware corporation ("Parent").

RECITALS

        A.    Security Holder is the legal or beneficial owner of shares of Common Stock ("Company Common Stock"), no par value, of Mechanical Dynamics, Inc., a Michigan corporation (the "Company"), and/or the holder of options, warrants or other rights to acquire shares of Company Common Stock.

        B.    Parent, the Company, and a wholly owned subsidiary of Parent ("Sub") are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which it is proposed that Sub will merge with and into the Company (the "Merger"), and as a result of which the outstanding shares of Company Common Stock shall be converted into the right to receive a cash payment.

        C.    Security Holder believes that the Merger Agreement and the transactions contemplated thereby are in Security Holder's best interest and in the best interests of the Company and all other shareholders of the Company, and it is a condition to Parent's obligations under the Merger Agreement that Security Holder enter into this Agreement.

        D.    It is understood and acknowledged by Security Holder that Parent is executing the Merger Agreement in reliance, in part, upon the contemporaneous execution and delivery of this Agreement, that Parent will incur substantial expenses proceeding toward consummation of the Merger as contemplated by the Merger Agreement, and that such expenses will be undertaken, in part, in reliance upon and as a result of the agreements and undertakings of Security Holder set forth herein.

        NOW, THEREFORE, in consideration of the foregoing, and in order to induce Parent to execute the Merger Agreement and to proceed as contemplated by the Merger Agreement toward the consummation of the Merger, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Vote in Favor of Merger.    During the period commencing on the date hereof and terminating upon the earlier of (i) the Effective Time of the Merger (as defined in the Merger Agreement), and (ii) the termination of the Merger Agreement in accordance with its terms, Security Holder agrees to vote (or cause to be voted) all outstanding shares of Company Common Stock presently beneficially owned by Security Holder, and all outstanding shares of Company Common Stock with respect to which Security Holder in the future acquires beneficial ownership (collectively, the "Shares"), at any meeting of the shareholders of the Company, and in any action by written consent of the shareholders of the Company, in favor of the approval, consent and ratification of the Merger Agreement and the Merger and against any proposal or action (a) relating to a Business Combination (as defined in the Merger Agreement) with a third party other than Parent or Sub, or (b) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

        2.    No Inconsistent Arrangements.    Security Holder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (i) transfer (which term shall include, without limitation, any sale, gift (other than a gift to a donee who agrees in writing with Parent to be bound by the terms of this Agreement), pledge (other than a pledge which does not impair Security Holder's ability to perform under this Agreement) or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Shares, (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

        3.    Grant of Irrevocable Proxy.

          (a)  Security Holder hereby irrevocably grants to, and appoints, Parent the Security Holder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Security Holder, to vote the Shares, or grant a consent or approval in respect of the Shares, in favor of the Merger Agreement and the Merger and against any proposal or action (i) relating to a Business Combination with a third party other than Parent or Sub, or (ii) that could impede, interfere, frustrate, nullify or discourage the Merger, could facilitate an acquisition of the Company, in any manner, by a party (other than Parent or Sub), or could reasonably result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

          (b)  Security Holder represents and warrants that any proxies heretofore given in respect of the Shares are not irrevocable, and that any such proxies have been revoked.

        4.    Agreement to Tender.    Security Holder hereby covenants and agrees that Security Holder shall tender the Shares pursuant to the Offer (as defined in the Merger Agreement).

        5.    Representations and Warranties of Security Holder.    Security Holder represents and warrants to Parent that Security Holder has the legal capacity to enter into and perform all of Security Holder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Security Holder will not violate any other agreement to which Security Holder is a party, including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly executed and delivered by Security Holder and, assuming due execution and delivery by Parent, constitutes a legal, valid and binding agreement of Security Holder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law), in each case now or hereafter in effect.

        6.    Assignment; Successors and Assigns.    Except as provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Parent may assign all or any of its rights hereunder to any wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement shall be binding upon any purchasers, donees, pledges, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. This Agreement shall be binding upon any purchasers, donees, pledgees, and other transferees of Company Common Stock legally or beneficially owned by Security Holder. During the period commencing on the date hereof and terminating upon the earlier of the Effective Time of the Merger and the termination of the Merger Agreement in accordance with its terms, Security Holder agrees not to make any sales, gifts, transfers, pledges, or other dispositions of Company Common Stock without first making any such transferee or pledgee fully aware of Security Holder's obligations under this Agreement and obtaining such transferee's or pledgee's written agreement to comply with all terms hereof.

        7.    Injunctive Relief.    Security Holder agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may be without an adequate remedy at law. Security Holder therefore agrees that in the event of Security Holder's breach of any provision of this Agreement, Parent may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, Parent will not be precluded from seeking or obtaining any other relief to which it may be entitled.

        8.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

        9.    Further Assurances.    Security Holder shall execute and deliver such additional documents and take such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

        10.    Third-Party Beneficiaries.    Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or by reason of this Agreement or any provision contained herein.

        11.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        12.    Effectiveness.    If this Agreement is executed by Security Holder prior to the approval of the Merger Agreement by the Company's Board of Directors, then this Agreement shall be subject to, and shall become effective only upon, the approval of the Merger Agreement by the Company's Board of Directors and the execution and delivery of the Merger Agreement by the Company, Parent and Sub. This Agreement shall terminate upon termination of the Merger Agreement in accordance with its terms.

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        IN WITNESS WHEREOF, Parent has caused this Voting Agreement to be executed by its duly authorized officer, and Security Holder has executed this Agreement, as of the date and year first above written.

MSC.SOFTWARE CORPORATION, a Delaware corporation
By:	/s/ FRANK PERNA, JR.
Name:	Frank Perna, Jr.
Title:	Chairman & CEO

/s/ DAVID E. COLE David E. Cole

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